Exhibit 99.1

Jaguar Health to Host Investor Call Monday, November 16th at 8:30 a.m. Eastern Regarding Q3 2020 Financials & Business Updates

Company Plans to File Q3 2020 10-Q on November 16, 2020

San Francisco, CA (November 10, 2020): Jaguar Health, Inc. (NASDAQ: JAGX) ("Jaguar" or the "Company") today announced that Company management will host a conference call on Monday, November 16, 2020 at 8:30 a.m. Eastern Time to review third-quarter 2020 financials and provide business updates.

Dial-In Instructions for Investor Call

When: Monday, November 16, 2020 at 8:30 a.m. Eastern Time

Dial-in (US Toll Free): 866-548-4713

Dial-in (International): 323-794-2093

Conference ID number: 8490376

Live webcast on the investor relations section of Jaguar’s website (click here)

Replay Instructions for Investor Call

Dial-in (US Toll Free): 844-512-2921

Dial-in (International): 412-317-6671

Replay Pin Number: 8490376

Replay of the webcast on the investor relations section of Jaguar’s website (click here)

About Jaguar Health, Inc. and Napo Pharmaceuticals, Inc.

Jaguar Health, Inc. is a commercial stage pharmaceuticals company focused on developing novel, plant-based, non-opioid, and sustainably derived prescription medicines for people and animals with GI distress, specifically chronic, debilitating diarrhea. Our wholly owned subsidiary, Napo Pharmaceuticals, Inc., focuses on developing and commercializing proprietary plant-based human gastrointestinal pharmaceuticals from plants harvested responsibly from rainforest areas. Our Mytesi® (crofelemer) product is approved by the U.S. FDA for the symptomatic relief of noninfectious diarrhea in adults with HIV/AIDS on antiretroviral therapy and the only oral plant-based prescription medicine approved under FDA Botanical Guidance.

For more information about Jaguar, please visit https://jaguar.health. For more information about Napo, visit www.napopharma.com.

About Mytesi®

Mytesi® (crofelemer) is an antidiarrheal indicated for the symptomatic relief of noninfectious diarrhea in adult patients with HIV/AIDS on antiretroviral therapy (ART). Mytesi® is not indicated for the treatment of infectious diarrhea. Rule out infectious etiologies of diarrhea before starting Mytesi®. If infectious etiologies are not considered, there is a risk that patients with infectious etiologies will not receive the appropriate therapy and their disease may worsen. In clinical studies, the most common adverse reactions occurring at a rate greater than placebo were upper respiratory tract infection (5.7%), bronchitis (3.9%), cough (3.5%), flatulence (3.1%), and increased bilirubin (3.1%).

More information and complete Prescribing Information are available at Mytesi.com. Crofelemer, the active ingredient in Mytesi®, is a botanical (plant-based) drug extracted and purified from the red bark sap of the medicinal Croton lechleri tree in the Amazon rainforest. Napo has established a sustainable harvesting program for crofelemer to ensure a high degree of quality and ecological integrity.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements.” These include statements regarding the expectation that Jaguar will host a conference call on November 16, 2020, and the expectation that the Company will file its quarterly report on Form 10-Q on November 16, 2020 for the quarterly period ended September 30, 2020. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this release are only predictions. Jaguar has based these forward-looking statements largely on its current expectations and projections about future events. These forward-looking statements speak only as of the date of this release and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond Jaguar’s control. Except as required by applicable law, Jaguar does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Source: Jaguar Health, Inc.

Contact:

Peter Hodge

Jaguar Health, Inc.

phodge@jaguar.health

Jaguar-JAGX